Exhibit 99.1

VOTING AND SUPPORT AGREEMENT

among

BIOCRYST PHARMACEUTICALS, INC.

and
certain stockholders of ASTRIA THERAPEUTICS, INC.

Dated as of October 14, 2025

VOTING AND SUPPORT AGREEMENT dated as of October 14, 2025 (this “Agreement”), among BioCryst Pharmaceuticals, Inc., a Delaware corporation (“Parent”) and each of the signatories named on the signature pages hereto (each, a “Stockholder” and, collectively, the “Stockholders”).

Introduction

WHEREAS, each Stockholder is, as of the date hereof, the record and beneficial owner (for purposes of this Agreement, “beneficial owner” (including “beneficially own” and other correlative terms) shall have the meaning set forth in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the “Exchange Act”)) of the number of the Shares, as set forth opposite the name of such Stockholder on Schedule I hereto;

WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, Axel Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Astria Therapeutics, Inc., a Delaware corporation (the “Company”) are entering into that certain Agreement and Plan of Merger, dated as of the date hereof (as may be amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”; capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Merger Agreement), which provides, among other things, for the merger of Merger Sub with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent upon the terms and subject to the conditions set forth therein; and

WHEREAS, as a condition and inducement to Parent and Merger Sub to enter into the Merger Agreement, each of Parent and Merger Sub has required that the Stockholders agree, and the Stockholders have agreed, to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1
VOTING AGREEMENT

SECTION 1.01          Voting Agreement.  (a) During the Agreement Period (as defined below), each Stockholder hereby agrees that, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the holders of the Shares [or of Series X Preferred Shares]1, however called (each, a “Company Stockholders’ Meeting”), and in connection with any written consent of the holders of the Shares [or Series X Preferred Shares], such Stockholder shall appear at such meeting or otherwise cause all of such Stockholder’s Subject Shares to be counted as present thereat for purposes of calculating a quorum and vote (or cause to be voted) or, if applicable, deliver (or caused to be delivered) a written consent with respect to all of such Stockholder’s Subject Shares, in each case, to the fullest extent that such Subject Shares are entitled to be voted at the time of any vote or action by written consent:

1 NTD: Bracketed text to be included in form of warrant for Stockholders holding Series X Preferred Shares or Company Common Warrants only.

(i)         in favor of (A) the adoption of the Merger Agreement, the Merger and the approval of the transactions contemplated in the Merger Agreement and any actions related thereto; and (B) without limitation of the preceding clause (A), the approval of any proposal to adjourn or postpone the Company Stockholders’ Meeting to a later date if there are not sufficient votes for adoption of the Merger Agreement on the date on which the Company Stockholders’ Meeting is held; and

(ii)        against (A) any Acquisition Proposal or any acquisition agreement related to such Acquisition Proposal; (B) any election of new directors to the Board of Directors, other than nominees to the Board of Directors who are serving as directors of the Company on the date hereof or who are nominated for election by a majority of the Board of Directors, or as otherwise provided in the Merger Agreement; (C) any action, proposal, transaction or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of such Stockholder under this Agreement or of the Company under the Merger Agreement; (D) each of the following actions (other than the transactions contemplated in the Merger Agreement): (I) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or any of its Subsidiaries, (II) any sale, lease, license or other transfer of a material amount of the assets of the Company or any of its Subsidiaries, taken as a whole and (III) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any of its Subsidiaries; and (E) any corporate action the consummation of which would reasonably be expected to frustrate the purposes, or prevent or delay the consummation, of the transactions contemplated in the Merger Agreement.

(b)          Each Stockholder shall retain at all times the right to vote or exercise such Stockholder’s right to consent with respect to such Stockholder’s Subject Shares in such Stockholder’s sole discretion and without any other limitation on those matters other than those set forth in Section 1.01(a) that are at any time or from time to time presented for consideration to the holders of the Shares generally.

SECTION 1.02           [Series X Preferred Shares. Each Stockholder that is a record or beneficial owner of any Series X Preferred Shares hereby agrees and consents to the terms and provisions of the Merger Agreement as they pertain or otherwise apply to the Series X Preferred Shares (including Section 2.04(c) of the Merger Agreement), for all purposes of the Merger Agreement, the Certificate of Designation, the Company’s certificate of incorporation, any Contract between such Stockholder and the Company, the DGCL or any other applicable Law].

SECTION 1.03         [Company Common Warrants. Each Stockholder that is a record or beneficial owner of any Company Common Warrants hereby: (a) irrevocably elects, effective as of immediately prior to and conditioned on the occurrence of the Effective Time, to require the Company to purchase all such Company Common Warrants in exchange for payment of the Black Scholes Value thereof (and as defined thereof) (the “Black Scholes Payment Amount”) in cash pursuant to the second paragraph of Section 3(d) of such Company Common Warrant (the “Black Scholes Exercise Right”), and hereby agrees to take all action reasonably necessary in order to perfect such election; (b) agrees not to exercise any such Company Common Warrant and that, upon and subject to payment by Parent and receipt by such Stockholder of the Black Scholes Payment Amount in cash, such Company Common Warrant shall, without any further action on the part of such Stockholder or any other Person, cease to exist or otherwise be exercisable, notwithstanding anything to the contrary in Section 2.04(a) of the Merger Agreement; and (c) waives to the maximum extent permissible under applicable Law any notice or consent requirement that may be applicable under the DGCL, any other applicable Law, the Merger Agreement, the Company Common Warrants, or any other Contracts, agreements or instruments to the extent related to the Company Common Warrants, in each case in connection with the entry into the Merger Agreement or the occurrence of the Merger or any other transaction contemplated under the Merger Agreement. Parent hereby acknowledges and agrees that the obligation to pay the Black Scholes Payment Amount in cash shall survive the consummation of the Merger and that the Company Common Warrants shall not be deemed automatically canceled or converted until the Company or Parent pays the Black Scholes Payment Amount in cash to the Stockholder pursuant to this Agreement, which payment shall be made by Parent no later than two (2) Business Days following the later of (i) the Effective Time and (ii) delivery by the Stockholder of instructions designating a bank account for the making of such payment.]

ARTICLE 2
REPRESENTATIONS AND WARRANTIES

SECTION 2.01            Representations and Warranties of Stockholder.  Each Stockholder severally but not jointly as to any other Stockholder represents and warrants to Parent as follows as of the date hereof:

(a)          Organization.  If such Stockholder is not an individual, it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

(b)        Authorization.  If such Stockholder is not an individual, it has the requisite corporate, limited liability company, partnership or trust power and authority, and has taken all action necessary, to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.  If such Stockholder is an individual, such Stockholder has full legal capacity, right and authority to execute and deliver this Agreement and to perform such Stockholder’s obligations hereunder.  This Agreement has been duly executed and delivered by such Stockholder and, assuming the due authorization, execution and delivery hereof by Parent, constitutes a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as enforceability may be limited by the Enforceability Exceptions.  If such Stockholder is a married individual, and any of the Subject Shares of such Stockholder constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, this Agreement has been duly executed and delivered by such Stockholder’s spouse (including pursuant to Section 3.07) and, assuming the due authorization, execution and delivery hereof by Parent, is enforceable against such Stockholder’s spouse in accordance with its terms, except as enforceability may be limited by the Enforceability Exceptions.  If this Agreement is being executed in a representative or fiduciary capacity, the Person signing this Agreement has full power and authority to enter into and perform this Agreement.

(c)          No Conflict.  (i) Neither the execution and delivery of this Agreement by such Stockholder nor the consummation by such Stockholder of the transactions contemplated hereby, nor compliance by such Stockholder with any of the terms or provisions hereof, will (A) if such Stockholder is not an individual, conflict with or violate any provision of its certificate of incorporation, bylaws or similar organizational documents, (B) assuming that each of the filings referred to in Section 2.01(c)(ii) are made and any applicable waiting periods referred to therein have expired, contravene, conflict with or result in a violation or breach of any provision of any Laws applicable to such Stockholder, (C) require any consent or other action by any Person under, constitute a breach or default, or an event that, with or without notice or lapse of time or both, would constitute a breach or default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which such Stockholder is entitled under any provision of any Contract binding on such Stockholder or (D) result in the creation or imposition of any Lien upon such Stockholder’s Subject Shares (except for any applicable restrictions on transfer under the Securities Act or as created by this Agreement (the “Permitted Exceptions”)), other than in the case of clauses (B), (C) and (D) as has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on such Stockholder’s ability to perform its obligations under this Agreement.

         (ii)         Except for (A) compliance with any applicable requirements of the Securities Act, the Exchange Act and any other applicable U.S. state or federal or any foreign securities Laws and the rules and requirements of Nasdaq, and (B) actions or filings the failure of which to be made or obtained has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on such Stockholder’s ability to perform its obligations under this Agreement, no consents or approvals of, or filings, declarations or registrations with, any Governmental Body or any other Person are necessary for the execution and delivery of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated hereby.

(d)         Ownership of Subject Shares.  As of the date hereof, such Stockholder (together with such Stockholder’s spouse if such Stockholder is married and the Subject Shares constitute community property under applicable Laws) is, and (except with respect to any Subject Shares Transferred (as defined below) in accordance with Section 3.02) at all times during the Agreement Period will be, the record or beneficial owner of such Shares [and Series X Preferred Shares] as set forth opposite the name of such Stockholder on Schedule I hereto (together with any Shares, [Series X Preferred Shares] or other securities that may become subject to this Agreement as provided in Section 3.04, including pursuant to any exercise of Company Stock Options, [Company Pre-Funded Warrants or Company Common Warrants, or conversion of any Series X Preferred Shares, ] the “Subject Shares”) free and clear of any Liens (except for the Permitted Exceptions) and with no restrictions on such Stockholder’s rights of voting or disposition pertaining thereto, except for any applicable restrictions on Transfer (as defined below) under the Securities Act.  Except to the extent of any Subject Shares acquired after the date hereof (which shall become Subject Shares upon that acquisition), the Subject Shares set forth on Schedule I opposite the name of such Stockholder are the only Company Securities beneficially owned by such Stockholder on the date hereof, and such Stockholder does not beneficially own any other Company Securities.

(e)        Proxy.  Except for this Agreement, none of such Stockholder’s Subject Shares are subject to any voting agreement, voting trust or other agreement or arrangement, including any proxy, consent or power of attorney, with respect to the voting of the Subject Shares on the date hereof, except pursuant to this Agreement.  Such Stockholder further represents that any proxies heretofore given in respect of the Subject Shares, if any, are revocable.

(f)         Absence of Litigation.  With respect to such Stockholder, as of the date hereof, there is no Action pending or, to the knowledge of such Stockholder, threatened against or affecting such Stockholder or any of such Stockholder’s Subject Shares that could reasonably be expected to impair the ability of such Stockholder to perform his, her or its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

(g)        Reliance.  Such Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement.

(h)         Finder’s Fees.  No agent, broker, investment banker, finder or other intermediary is or will be entitled to any fee or commission or reimbursement of expenses from Parent, Merger Sub or the Company or any of their respective Affiliates in respect of this Agreement based upon any arrangement or agreement made by or on behalf of such Stockholder.

SECTION 2.02            Representations and Warranties of Parent.  Parent hereby represents and warrants, as of the date hereof, to each Stockholder as follows:

(a)          Organization.  Parent has been duly organized, is validly existing and in good standing (where such concept is recognized under applicable law) under the Laws of its jurisdiction of organization.

(b)        Authorization.  Parent has the requisite authority, and has taken all action necessary, to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.  This Agreement has been duly executed and delivered by Parent and, assuming the due authorization, execution and delivery hereof by the Stockholders, constitutes a valid and binding obligation of Parent, enforceable against Parent in accordance with its respective terms, except as enforceability may be limited by the Enforceability Exceptions.

(c)          No Conflict.  (i) Neither the execution and delivery of this Agreement by Parent nor the consummation by Parent of the transactions contemplated hereby, nor compliance by Parent with any of the terms or provisions hereof, will (A) conflict with or violate any provision of the certificate of incorporation and bylaws of Parent, (B) violate any Law or Judgment applicable to Parent, or (C) result in any violation or breach of any Contract to which Parent is a party, other than in the case of clauses (A), (B) and (C) has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on such the ability of Parent to perform its obligations under this Agreement.

         (ii)        Except for (A) compliance with any applicable requirements of the Securities Act, the Exchange Act or any other United States state or federal securities Laws, (B) compliance with any rules or regulations of Nasdaq, and (C) actions or filings the failure of which to be made or obtained has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Parent to perform its obligations under this Agreement, no consents or approvals of, or filings, declarations or registrations with, any Governmental Body or any other Person are necessary for the execution and delivery of this Agreement by Parent and the consummation by Parent of the transactions contemplated hereby.

ARTICLE 3
CERTAIN COVENANTS

SECTION 3.01            No Solicitation.  Without limiting and subject to the provisions of Section 4.18, during the Agreement Period, each Stockholder (solely in his, her or its capacity as a stockholder of the Company) agrees that it, he or she will not, directly or indirectly, take any action or omit to take any action that the Company is not permitted to take or omit to take pursuant to Sections 5.03 of the Merger Agreement.

SECTION 3.02           No Proxies for or Liens on Company Securities.  (a) Except pursuant to the terms of this Agreement, including Section 3.02(b), no Stockholder shall (nor permit any Person under such Stockholder’s control to), without the prior written consent of Parent, directly or indirectly, (i) grant any proxies, consents, powers of attorney, rights of first offer or refusal or enter into any voting trust or voting agreement or arrangement with respect to the voting of any Subject Shares, (ii) sell (including short sell), assign, transfer, tender, pledge, encumber, grant a participation interest in, hypothecate, place in trust or otherwise dispose of (including by gift), whether voluntarily or by operation of law, or limit its right, title or interest or right to vote in any manner with respect to (except, in each case, by will or under the laws of intestacy) any Subject Shares or any other Company Securities (any transaction described in this clause (ii), a “Transfer”), (iii) enter into any Contract with respect to the direct or indirect Transfer of any Subject Shares or any other Company Securities, or (iv) otherwise permit any Liens (other than the Permitted Exceptions) to be created on any Subject Shares or other Company Securities held or owned by such Stockholder.

(b)        Notwithstanding anything in Section 3.02(a) to the contrary, any Stockholder (i) who is an individual may Transfer Subject Shares (A) to any member of such Stockholder’s immediate family, (B) to a trust for the sole benefit of such Stockholder or any member of such Stockholder’s immediate family (i.e., spouse, lineal descendant or antecedent, brother or sister, adopted child or grandchild or the spouse of any child, adopted child, grandchild or adopted grandchild) or (C) upon the death of such Stockholder and (ii) that is not an individual may (A) Transfer Subject Shares or Company Securities to any parent entity, Subsidiary or Affiliate under common control with such Stockholder, or to a partner or member of such Stockholder or (B) effect a [Black Scholes Exercise pursuant to and in accordance with the terms of the Company Common Warrant or to effect a ]cashless exercise for the primary purpose of paying the exercise price of any Company [Common Warrant or Company] Stock Option or to cover tax withholding obligations in connection with such exercise to the extent permitted by the instruments representing such securities; provided that any such Transfer referred to in this Section 3.02(b) (other than in the case of clause (i)(C) or (ii)(B)) shall be permitted only if the applicable Transferee agrees in writing to be bound by the terms of this Agreement.

SECTION 3.03          Documentation and Information.  Each Stockholder (a) consents to and authorizes the publication and disclosure by Parent or the Company of such Stockholder’s identity and holding of Subject Shares and other Company Securities, the nature of such Stockholder’s commitments, arrangements and understandings under this Agreement (including, for clarity, the disclosure of this Agreement) and any other information, in each case, that Parent or the Company reasonably determines is required to be disclosed by applicable Laws in any press release, any registration statement, any schedules and documents filed or furnished by Parent or the Company with the SEC or any other disclosure document in connection with the transactions contemplated by the Merger Agreement, and (b) agrees promptly to give to Parent (or the Company, if so directed by Parent) any information related to such Stockholder that Parent or the Company may reasonably require for the preparation of any such disclosure documents.  Each Stockholder agrees promptly to notify Parent of any required corrections with respect to any information supplied by such Stockholder specifically for use in any such disclosure document, if and to the extent that any such information shall have become false or misleading in any material respect.  Parent hereby consents to and authorizes each Stockholder to make such disclosure or filings to the extent required by the SEC or Nasdaq.

SECTION 3.04          Additional Subject Shares.  In the event that a Stockholder acquires record or beneficial ownership of, or the power to vote or direct the voting of, any additional Company Securities with voting rights, or any other voting interest with respect to the Company, such Company Securities and voting interests shall, without further action of the parties, be subject to the provisions of this Agreement, and the number of Subject Shares and Company Securities set forth on Schedule I opposite the name of such Stockholder will be deemed amended accordingly.  Each Stockholder shall promptly notify Parent of any such event.

SECTION 3.05          Certain Adjustments.  In the event of a stock split, stock dividend or distribution, or any change in the Shares [or Series X Preferred Shares ]by reason of a stock split, reverse stock split, recapitalization, combination, reclassification, readjustment, exchange of shares or the like, the term “Subject Shares” shall be deemed to refer to and include such Shares [and Series X Preferred Shares, as the case may be], as well as all such stock dividends and distributions and any securities into which or for which any or all of such Shares [or Series X Preferred Shares] may be changed or exchanged.

SECTION 3.06          Waiver of Appraisal Rights and Actions.  Each Stockholder hereby (a) irrevocably waives and agrees not to exercise any rights such Stockholder may have as to appraisal, dissent or any similar or related matter with respect to any of such Stockholder’s Subject Shares that may arise with respect to the Merger or any of the other transactions contemplated by the Merger Agreement and (b) agrees (i) not to commence or participate in, and (ii) to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Sub, the Company or any of their respective Affiliates relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the Merger or any other transactions contemplated in the Merger Agreement, including any such claim (A) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement, or (B) alleging a breach of any fiduciary duty of the Board of Directors in connection with the Merger Agreement or the other transactions contemplated in the Merger Agreement.

SECTION 3.07           Spousal Consent.  If Stockholder is a married individual and any of the Subject Shares or other Company Securities constitutes community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, such Stockholder shall deliver to Parent, concurrently herewith, a duly executed consent of such Stockholder’s spouse, in the form attached hereto as Exhibit A.

SECTION 3.08          Certain Transactions Involving Parent Shares.  During the Agreement Period, each Stockholder agrees not to enter into any option, put, call, derivative or other Contract, arrangement or understanding with respect to any current or future offer, sale, assignment, encumbrance, pledge, hypothecation, disposition or other transfer (by operation of Law or otherwise), including any hedge, swap or other similar arrangement, of any Parent Common Stock (whether or not owned of record or beneficially by such Stockholder) or any interest in any Parent Common Stock (whether or not owned of record or beneficially by the Stockholder), other than with the prior written consent of Parent or as may be specifically permitted pursuant to a written Contract between such Stockholder and Parent governing the transferability of Parent Common Stock or any interest in any Parent Common Stock. Any transaction in violation of this Section 3.08 shall be null and void and of no effect whatsoever.  For the avoidance of doubt, nothing in this Section 3.08 shall prohibit a Stockholder from effecting bona fide sales or purchases of Parent Common Stock in open-market transactions or privately negotiated transactions not involving any derivative, hedge, pledge, or similar arrangement.

SECTION 3.09         Further Assurances.  Parent and each Stockholder will each execute and deliver, or cause to be executed and delivered, all further documents and instruments and use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws, in order to perform their respective obligations under this Agreement.

ARTICLE 4
MISCELLANEOUS

SECTION 4.01          Termination.  This Agreement shall automatically terminate and become void and of no further force or effect on the earlier of (the period from the date hereof through such earlier time being referred to as the “Agreement Period”): (a) the Effective Time; (b) the termination of this Agreement by written notice from Parent to the Stockholders; (c) with respect to each Stockholder, the termination of this Agreement by written notice from such Stockholder to Parent following the amendment, modification or waiver by Parent of the terms of the Merger Agreement (i) to reduce or change the form of the consideration to be paid to such Stockholder in connection with the Merger, (ii) to create any additional conditions to the consummation of the Merger or (iii) that would reasonably be expected to adversely affect the Stockholder in any but a de minimis respect and (d) the termination of the Merger Agreement in accordance with its terms; provided that (i) this Section 4.01, Section 4.03, Section 4.04, Section 4.05, Section 4.06, Section 4.07, Section 4.08, Section 4.10, Section 4.12, Section 4.13 and Section 4.14 shall survive any such termination, and (ii) [Section 1.02, Section 1.03 and Section 3.02 shall survive any termination effected pursuant to the foregoing clause (a), and (iii) ]upon termination of this Agreement, all other obligations of the parties hereunder will terminate, without any liability or other obligation on the part of any party hereto to any Person in respect hereof or the transactions contemplated hereby, and no party shall have any claim against another (and no Person shall have any rights against such party), whether under contract, tort or otherwise, with respect to the subject matter hereof; provided, further, that the termination of this Agreement shall not relieve any party from liability arising from fraud or any willful and intentional breach prior to such termination. For clarity, this Agreement shall not terminate upon any Adverse Recommendation Change unless the Merger Agreement is terminated in accordance with its terms.

SECTION 4.02           No Ownership Interest.  Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Subject Shares or other Company Securities.  All rights, ownership and economic benefits of and relating to the Subject Shares and applicable Company Securities shall remain vested in and belong to the Stockholders, and Parent shall have no authority to direct any Stockholder in the voting or disposition of any of the Subject Shares or such Company Securities, except as otherwise provided herein.

SECTION 4.03          Representations and Warranties.  The representations and warranties contained in this Agreement and in any certificate or other writing delivered pursuant hereto shall not survive the Agreement Period.

SECTION 4.04           Notices.  All notices, requests and other communications to any party hereunder shall be in writing (including e-mail transmission, so long as a receipt of such e-mail is requested and received) and shall be given, if to Parent, to:

BioCryst Pharmaceuticals, Inc.
4505 Emperor Blvd., Suite 200
Durham, NC 27703
Attention: Alane Barnes, Chief Legal Officer
E-mail:  [***]

with a copy (which shall not constitute notice) to:

Covington & Burling LLP
30 Hudson Yards
New York, New York 10001
Attention: Jack Bodner; Andrew Ment
E-mail: [***]; [***]

if to a Stockholder, to his, her or its address set forth on such Stockholder’s signature page hereto.

or to such other address or e-mail address as such party may hereafter specify for the purpose by notice to the other parties hereto pursuant to this Section 4.04.  All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt.  Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.

SECTION 4.05          Amendment; Waiver.  Any provision of this Agreement may be amended or waived during the Agreement Period if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective.  No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable law.

SECTION 4.06           Expenses.  Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs or expenses, whether or not such transactions are consummated.

SECTION 4.07           Binding Effect; Benefit; Assignment.

(a)          The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

(b)         No party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of each other party hereto, except that Parent may transfer or assign its respective rights and obligations under this Agreement, in whole or from time to time in part, to one or more of its Affiliates at any time; provided that such transfer or assignment shall not relieve Parent of respective obligations hereunder or enlarge, alter or change any obligation of any other party hereto or due to Parent.

SECTION 4.08          Governing Law; Jurisdiction; WAIVER OF JURY TRIAL; Specific Performance.

(a)         This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware.

(b)       The parties hereto agree that any Action seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby (whether brought by any party or any of its Affiliates or against any party or any of its Affiliates) shall be brought in the Delaware Chancery Court or, if such court shall not have jurisdiction, any federal court located in the State of Delaware or other Delaware state court, and each of the parties hereby irrevocably consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such Action and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such Action in any such court or that any such Action brought in any such court has been brought in an inconvenient forum.  Process in any such Action may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.  Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 4.04 shall be deemed effective service of process on such party.

(c)         EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, INTENTIONALLY, VOLUNTARILY AND IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(d)         The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof, that money damages or other legal remedies would not be an adequate remedy for any such damage, and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof (without proof of damages) in any federal court located in the State of Delaware or any Delaware state court, in addition to any other remedy to which they are entitled at law or in equity.  Each party agrees that no other party or Person shall be required to obtain, furnish, post or provide any bond or other security or instrument in connection with any remedy referred to in this Section 4.08(d), and each party irrevocably waives any right that it may have to require the obtaining, furnishing, posting or provision of any such bond or other security or instrument.

SECTION 4.09          Entire Agreement; Counterparts; Effectiveness.  This Agreement (including its Exhibits and Schedules) constitutes the entire agreement among the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the parties hereto and their respective Affiliates with respect to the subject matter hereof and thereof. This Agreement may be signed manually or by facsimile or other electronic transmission by the parties (including in .pdf, .tiff, .jpg or similar format), in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective with respect to each Stockholder when such Stockholder and Parent shall each have received a counterpart hereof signed by the other.  Until and unless a Stockholder and Parent has received a counterpart hereof signed by the other, this Agreement shall have no effect on such Stockholder and neither such Stockholder nor Parent (as it relates to such Stockholder) shall have any right or obligation hereunder (including by virtue of any other oral or written agreement or other communication).

SECTION 4.10            Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

SECTION 4.11          No Third Party Beneficiaries.  This Agreement is not intended to and shall not confer upon any Person other than the parties hereto (and their respective heirs, successors and permitted assigns) any rights, remedies, benefits, obligations, liabilities or claims hereunder.

SECTION 4.12            Construction.  Section 1.02 of the Merger Agreement shall apply to this Agreement mutatis mutandis, as if set forth herein in its entirety.

SECTION 4.13           Obligations; Stockholder Capacity.  The obligations of each Stockholder under this Agreement are several and not joint, and no Stockholder shall have any liability or obligation under this Agreement for any breach hereunder by any other Stockholder.  Each Stockholder is signing and entering this Agreement solely in his, her or its capacity as the beneficial owner of such Stockholder’s Subject Shares and other Company Securities, and nothing herein shall limit or affect in any way any actions that may be hereafter taken by him, her or it in his, her or its capacity as an employee, officer or director of the Company or any of its Subsidiaries, and no such action or omission shall constitute a breach of this Agreement.

SECTION 4.14           Limitation of Liability. Parent and Merger Sub agree that each Stockholder will not be liable for any claims, losses, damages, liabilities or other obligations resulting from any breach of the Merger Agreement by the Company. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall relieve any Person for liability for Fraud.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its duly authorized officers as of the day and year first above written.

BIOCRYST PHARMACEUTICALS, INC.

By:
Name:
Title:

[Signature page to Voting and Support Agreement]

[NAME OF STOCKHOLDER]

[for an entity, include:	Name:]
[for an entity, include:	Title:]

Address:

Attention:
Email:

[Signature page to Voting and Support Agreement]

SCHEDULE I

SUBJECT SHARES AND OTHER COMPANY SECURITIES

Stockholder Name	Company Securities Beneficially Owned
[●]	Shares:	[●]
	[Company Stock Options:]	[●]
	[Series X Preferred Shares:]	[●]
	[Company Pre-Funded Warrants:]	[●]
	[Company Common Warrants:]	[●]

EXHIBIT A

CONSENT OF SPOUSE

In consideration of the execution of that certain Voting and Support Agreement, (the “Voting Agreement”), dated as of October 14, 2025 by and among BioCryst Pharmaceuticals, Inc., a Delaware corporation (“Parent”) and each of the individuals and entities listed on the signature pages thereto, including _________________________ (the “Stockholder”), I, the undersigned, spouse of the Stockholder, have been given a copy of, and have had an opportunity to review, the Voting Agreement and clearly understand the provisions contained therein.

I hereby approve the Voting Agreement and appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Voting Agreement.  I agree to be bound by and accept the provisions of the Voting Agreement in lieu of all other direct or indirect legal, equitable, beneficial, representative community property or other interest I may have in the Subject Shares (as defined in the Voting Agreement) held by my spouse under the laws in effect in the state or other applicable jurisdiction of our residence as of the date of the signing of the Voting Agreement.

(Signature)

Name:
(Please Print)

Dated: